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Exhibit 99.7

                                 PACIFICNET INC.
                  CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER
                           PURSUANT TO 18 U.S.C. 1350
                 (SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002)


         I, Tony Tong, President and Chief Executive Officer (principal executive officer) of PacificNet Inc., a Delaware corporation (the "Registrant"), in connection with the Registrant's Quarterly Report on Form 10-QSB for the period ended September 30, 2002, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), do hereby represent, warrant and certify pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

        (1) The Report fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934, as amended; and

        (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


/s/ Tony Tong
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Name:  Tony Tong
Title: Chief Executive Officer and President
Date:  November 14, 2002